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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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MEDICAL STAFFING NETWORK HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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901 Yamato Road, Suite 110
Boca Raton, FL 33431

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be Held on June 15, 2004

To the Stockholders of Medical Staffing Network Holdings, Inc.:

        The Annual Meeting of Stockholders (the "Annual Meeting") of Medical Staffing Network Holdings, Inc., a Delaware corporation, will be held at the Renaissance Boca Raton Hotel, 2000 N.W. 19th Street, Boca Raton, Florida 33431 on Tuesday, June 15, 2004 at 12:00 p.m., local time, for the purpose of considering and acting upon the following matters:

  1.
  The election of three Class III directors to serve until our 2007 Annual Meeting; and

  2.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        All stockholders of record at the close of business on Monday, April 19, 2004, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of all stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose reasonably related to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting, at our offices located at 901 Yamato Road, Suite 110, Boca Raton, Florida.

        All stockholders are cordially invited to attend the meeting in person. However, to ensure that your shares are represented at the Annual Meeting, you are urged to complete, sign, date and return the accompanying proxy card promptly in the enclosed postage paid envelope. Please sign the accompanying proxy card exactly as your name appears on your share certificate(s). You may revoke your proxy at any time before it is voted at the Annual Meeting. If you attend the Annual Meeting, you may vote your shares in person even if you have returned a proxy.

By order of the Board of Directors,

Robert J. Adamson Chairman and Chief Executive Officer
April 26, 2004

MEDICAL STAFFING NETWORK HOLDINGS, INC.
901 Yamato Road, Suite 110
Boca Raton, FL 33431

ANNUAL MEETING OF STOCKHOLDERS

June 15, 2004

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Medical Staffing Network Holdings, Inc. ("Medical Staffing Network") to be voted at our Annual Meeting of Stockholders to be held at the Renaissance Boca Raton Hotel, 2000 N.W. 19th Street, Boca Raton, Florida 33431 on Tuesday, June 15, 2004 at 12:00 p.m., local time, or any postponement or adjournment thereof (the "Annual Meeting"). This Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy are being first mailed to stockholders on or about April 26, 2004.

        As of April 19, 2004, the record date for the determination of persons entitled to receive notice of, and to vote at, the Annual Meeting, there were issued and outstanding 30,230,451 shares of our common stock, par value $0.01 per share (the "Common Stock"). The Common Stock is our only class of equity securities outstanding and entitled to vote at the Annual Meeting. Holders of shares of our Common Stock are entitled to one vote on each matter to be voted upon by the stockholders at the Annual Meeting for each share held. The presence, in person or by proxy, of holders of at least a majority of our Common Stock outstanding and entitled to vote on the matters to be considered at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting.

        At the Annual Meeting, stockholders will be asked to take the following actions:

  1.
  To elect three Class III directors to serve until our 2007 Annual Meeting (the "Board Nominees Proposal"); and

  2.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The Board Nominees Proposal will be decided by the affirmative vote of a plurality of the voting rights attached to the Common Stock present, in person or by proxy, at the Annual Meeting, and entitled to vote thereon.

SOLICITATION AND REVOCATION

        Proxies in the form enclosed are being solicited by, or on behalf of, the Board. The persons named in the accompanying form of proxy have been designated as proxies by the Board. Such persons designated as proxies serve as officers of Medical Staffing Network. Any stockholder desiring to appoint another person to represent him or her at the Annual Meeting may do so by completing and executing another form of proxy and delivering it to the Secretary of Medical Staffing Network at the address indicated above, before the time of the Annual Meeting. It is the responsibility of the stockholder appointing such other person to represent him or her to inform such person of this appointment.

        All shares of Common Stock represented by properly executed proxies that are returned and not revoked will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in an executed proxy, it will be voted FOR each of the Board Nominees Proposal described herein and set forth on the accompanying form of proxy, and in accordance with the proxyholder's best judgment as to any other business as may properly come before the Annual Meeting. If a stockholder appoints a person other than the persons named in the enclosed form of proxy to represent him or her, such person will vote the shares in respect of which he or she is appointed proxyholder in accordance with the directions of the stockholder appointing him or her. Member brokerage firms of the New York Stock Exchange, Inc. (the "NYSE") that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon the Board Nominees Proposal. Any "broker non-votes" and abstentions will not be counted as shares present in connection with proposals with respect to which they are not voted. Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Secretary of Medical Staffing Network a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to us shall not in and of itself constitute a revocation of such proxy.

        We will bear the cost of solicitation of proxies. Our directors, officers, employees and our retained investor relations consultant, Corporate Communications, may solicit proxies, personally, by telephone, internet or otherwise, but such persons will not be specifically compensated for such services. We may also make, through bankers, brokers or other persons, a solicitation of proxies of beneficial holders of our Common Stock. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of Common Stock that such persons hold of record.

BOARD NOMINEES PROPOSAL

        The Board currently consists of eight directors. Our certificate of incorporation provides for the classification of the Board into three classes, as nearly equal in number as possible, with staggered terms of office and provides that upon expiration of the term of office of a class of directors, nominees for such class shall be elected for a term of three years or until their successors are duly elected and qualified. At the Annual Meeting, three nominees for director are to be elected as Class III directors. The nominees are Robert J. Adamson, David J. Wenstrup and C. Daryl Hollis. The two Class I directors have one year remaining on their terms of office and the three Class II directors have two years remaining on their terms of office. If no contrary indication is made, proxies in the accompanying form are to be voted for such nominees or, in the event any such nominee is not a candidate or is unable to serve as a director at the time of election (which is not now expected), for any nominee that is designated by the Board to fill such vacancy, unless the Board determines to reduce the number of directors pursuant to our bylaws. All nominees and all current Class I and Class II directors were elected by our stockholders prior to our initial public offering, except that Thomas E. Timbie was elected by the Board as a Class I director on July 17, 2002, Anne Boykin was elected by the Board as a Class II director on July 17, 2002, Philip A. Incarnati was elected by the Board as a Class II director on October 25, 2002 and C. Daryl Hollis was elected by the Board as a Class III director on March 29, 2004.

        The Board recommends a vote FOR the election of Robert J. Adamson, David J. Wenstrup and C. Daryl Hollis as Class III directors.

Directors and Executive Officers

        Set forth below is certain information concerning our executive officers and directors.

Name	Age	Position
Robert J. Adamson	45	Chief Executive Officer and Class III Director
Greg K. Guckes	48	President and Chief Operating Officer
Kevin S. Little	33	Chief Financial Officer, Secretary and Treasurer
Patricia G. Donohoe, RN	51	Executive Vice President of Business Development
Judy Johnson, RN	56	Executive Vice President of Eastern U.S. Nurse Per Diem Operations
Lynne S. Stacy, RN	44	Executive Vice President of Western U.S. Nurse Per Diem Operations
Joel Ackerman	38	Class I Director
Thomas E. Timbie	46	Class I Director
Scott F. Hilinski	35	Class II Director
Anne Boykin, PhD, RN	59	Class II Director
Philip A. Incarnati	50	Class II Director
David J. Wenstrup	39	Class III Director
C. Daryl Hollis	60	Class III Director

Nominees for Class III Directors—Term Expiring 2007

        Robert J. Adamson has served as our CEO and a director since our inception in March 1998. Prior to co-founding our company, he served for 15 months as Chief Operating Officer and Chief Financial Officer of TravelPro USA, a privately held consumer products company. Prior to joining TravelPro, Mr. Adamson was the President of StarMed Staffing, L.P, then a wholly owned subsidiary of Medical Resources, Inc. Mr. Adamson also served as the Co-President and Chief Financial Officer of Medical Resources. Prior to his work at StarMed, Mr. Adamson was employed in various financial executive positions for eight years in the computer industry. On March 8, 2004, we announced Mr. Adamson's intention to retire from his position as CEO, but to continue to serve as Executive Chairman of the Board. The Board has formed an Executive Committee, which, working with Mr. Adamson, will implement a succession plan to identify Mr. Adamson's replacement for the CEO position. Mr. Adamson will continue to serve as CEO until the plan is implemented, which we expect to occur during 2004.

        David J. Wenstrup became a director in October 2001 in connection with the closing of our recapitalization. Mr. Wenstrup is a general partner of Warburg Pincus & Co. and a managing director of Warburg Pincus LLC, where he has been employed since 1997. Prior to 1997, Mr. Wenstrup was with the Boston Consulting Group. Mr. Wenstrup is also a director of Workscape Inc., a web-based human resources company.

        C. Daryl Hollis became a director in March 2004. Mr. Hollis is a certified public accountant and has served as a business consultant since 1998. He has served in the past as Executive Vice President and Chief Financial Officer of The Panda Project, Inc., a developer, manufacturer and marketer of proprietary semiconductor packaging and interconnect devices, and Senior Vice President and Chief Financial Officer of Pointe Financial Corporation, a bank holding company. Mr. Hollis was also a partner with Ernst & Young LLP from 1977 through 1990. Mr. Hollis is currently a member of several Boards of Directors and either serves or chairs the audit committees for several of these Boards.

Class I Directors—Term Expiring 2005

        Joel Ackerman became a director in October 2001 in connection with the closing of our recapitalization. Mr. Ackerman is a general partner of Warburg Pincus & Co. and a managing director of Warburg Pincus LLC where he has been employed since 1993. He is also a director of Coventry Health Care Inc., a managed healthcare company, ChartOne, Inc., an outsource provider of document and information services to medical records departments of hospitals and physician facilities, and Centennial HealthCare Corporation, an operator of skilled nursing facilities.

        Thomas E. Timbie became a director in July 2002. He is the President of Timbie & Company, LLC, a financial and management consulting firm that Mr. Timbie founded in 2000. Prior to founding Timbie & Company, Mr. Timbie was the Interim Vice President and Chief Financial Officer of e-d.Network, Inc., a business-to-business exchange in the optical market, and the Vice President and Chief Financial Officer of Xomed Surgical Products, Inc., which was acquired by Medtronic, Inc. Mr. Timbie is a director and audit committee chairman of Wright Medical Group, Inc., a manufacturer and distributor of orthopedic implants and instrumentation, Indus International, Inc., a provider of asset management software products, professional services and hosted service offerings, and American Medical Systems Holdings, Inc., a manufacturer and distributor of medical devices to physicians who treat urological and gynecological disorders. Warburg Pincus, one of the Company's principal stockholders, is a significant stockholder in all these companies.

Class II Director—Term Expiring 2006

        Scott F. Hilinski became a director in June 1998. He has been a Managing Director of Nautic Partners, LLC, formerly known as Navis Partners, LLC, since June 2000. Prior to Nautic Partners, Mr. Hilinski was a Vice President for Fleet Equity Partners, a private equity firm. Mr. Hilinski is also a director of CompBenefits Corp., a dental and vision plan administrator, Great Smokies Diagnostic Laboratory, Inc., a specialized diagnostic laboratory, and Provider HealthNet Services, Inc., specializing in information technology outsourcing.

        Anne Boykin, PhD, RN, became a director in July 2002. Since 1990, Dr. Boykin has been Dean and Professor of the Christine E. Lynn College of Nursing at Florida Atlantic University, and, since 1997, has also been Director of the Christine E. Lynn Center for Caring, and has over 35 years of experience in clinical nursing, nurse management, nurse education and academia.

        Philip A. Incarnati became a director in October 2002. Since 1989, Mr. Incarnati has been the President and Chief Executive Officer of McLaren Health Care Corporation, a healthcare delivery system. Mr. Incarnati is also a director of Theragenics Corporation, a medical device manufacturer, Provider Healthnet Services, Inc., an information technology and health information management provider, and Michigan Health & Hospital Association, an association that represents and supports Michigan hospitals, health systems and health care providers through education, advocacy and communication.

Non-Director Executive Officers

        Greg K. Guckes has served as our President and Chief Operating Officer since June 2003. Before joining Medical Staffing Network in 2003, Mr. Guckes was Executive Vice President and Chief Operating Officer for American Medical Response, a leading national provider of emergency and non-emergency ambulance services. As Chief Operating Officer for American Medical Response, Mr. Guckes was responsible for all of the company's field operations, acquisitions, integrations, and market segment strategies.

        Kevin S. Little has served as our Chief Financial Officer, Secretary and Treasurer since our inception in March of 1998. Prior to co-founding our company, Mr. Little was a founder, Co-President and Chief Financial Officer of TBM Staffing, Inc. and President of our predecessor, Southeast Staffing Partners, Inc., each a healthcare staffing services company established in 1997. Prior to TBM Staffing and Southeast Staffing Partners, Inc., Mr. Little was Corporate Controller for Medical Resources, Inc. Before his work at Medical Resources, Inc., Mr. Little was employed at Ernst & Young LLP.

        Patricia G. Donohoe, RN, has served as our Chief Nursing Officer since December 2002, Executive Vice President since December 2001 and Chief Operations Officer from March 1998 to December 2001. Prior to co-founding our company, Ms. Donohoe was a founder and Co-President of TBM Staffing, Inc. Ms. Donohoe has over 24 years of healthcare staffing experience in senior management positions with NSI Services, Inc., MRA Staffing, Inc., Olsten Healthcare and StarMed Staffing, L.P.

        Judy Johnson, RN has served as our Executive Vice President of Eastern U.S. Nurse Per Diem Operations since September 2003 and has been with Medical Staffing Network since January 2002. Ms. Johnson held the following positions with Medical Staffing Network: Regional Director from December 2001 to November 2002 and Regional Vice President from November 2002 to September 2003. Prior to joining Medical Staffing Network, from 1996 through 2000, Ms. Johnson was Chief Operating Officer of Prism Home Care, Inc. and then Senior Vice President of the home health care division when bought by Mariner Post-Acute Network. Prior, Ms. Johnson spent 12 years in senior management positions at Olsten Kimberly Quality Care.

        Lynne S. Stacy, RN, has served as our Executive Vice President of Western U.S. Nurse Per Diem Operations since September 2003, Executive Vice President of Nurse Per Diem Operations since March 2002 and has been with Medical Staffing Network since April 1998. Prior to March 2002, Ms. Stacy held the following positions with Medical Staffing Network: Regional Director from April 1998 to October 1998, National Director of Operations from October 1998 to January 2000, Director of New Business Operations from January 2000 to November 2001 and Vice President—Business Development from November 2001 to March 2002. Prior to joining Medical Staffing Network, Ms. Stacy was employed for seven years at Olsten Health Services.

Board of Directors and Committees

  Overview

        The Board has affirmatively determined that a majority of Medical Staffing Network's directors are "independent" as that term is defined in the NYSE listing standards. Based on these standards and all relevant facts and circumstances, the Board has determined that the following directors have no material relationship with Medical Staffing Network and each such director is independent in accordance with the NYSE listing standards: Messrs. Ackerman, Hilinski, Hollis, Incarnati, Timbie and Wenstrup and Dr. Boykin.

        During 2003, the Board met four times and acted by written consent six times. Each director attended at least 75% of all meetings of the Board and the committees of the Board on which he or she served. Mr. Adamson attended the 2003 Annual Meeting. Additionally, Philip A. Incarnati, the Chairman of the Nominating and Corporate Governance Committee, has been selected to preside over periodic executive sessions of the Board in which management directors and other members of management do not participate. The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee ("Nominating Committee").

  Communications with the Board

        Stockholders and other parties interested in communicating directly with the Board or the non-management directors may do so by writing to the Chairman of the Nominating Committee, Medical Staffing Network Holdings, Inc., 901 Yamato Road, Suite 110, Boca Raton, Florida 33431. Additional methods of communicating with the Board or the non-management directors are disclosed in our Code of Business Conduct and Ethics, which is available in the "Investor Relations" section of our website at www.msnhealth.com. All such communications will be forwarded to the Board or the non-management directors as requested in the communication.

  Audit Committee

        The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and consists of Messrs. Timbie and Incarnati and Dr. Boykin. During 2003, the Audit Committee met five times. The Board has determined that each of Messrs. Timbie and Incarnati and Dr. Boykin meet the independence standards of the NYSE and applicable rules and regulations of the Securities and Exchange Commission. The Board has also determined that Mr. Timbie satisfies the requirements for an "audit committee financial expert" and has designated Mr. Timbie as our audit committee financial expert.

        The role and other responsibilities of the Audit Committee are set forth in the charter of the Audit Committee. On February 20, 2004, the Board approved the amendment and restatement of the Audit Committee Charter, a copy of which is set forth in Appendix A to this Proxy Statement. A copy of the Audit Committee Charter is also available to stockholders on our website at www.msnhealth.com. The Audit Committee reviews and reassesses the adequacy of its charter annually and recommends any proposed changes to the Board for approval. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to:

  •
  the integrity of our financial statements;

  •
  our compliance with legal and regulatory requirements;

  •
  the performance of our internal audit department; and

  •
  the qualifications, performance, independence and terms of engagement of our independent auditors.

        In addition, the Audit Committee provides an avenue for communication between our external independent auditors, internal audit department and the Board. The Audit Committee has the sole authority to employ our external independent auditors, and to approve any proposed non-audit work to be conducted by our auditors. The Audit Committee is expected to regularly review the external independent auditors' work plan, staffing comments, bills and work product.

  Audit Committee Report

        As more fully described in its charter, the Audit Committee oversees Medical Staffing Network's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the system of internal control. The Audit Committee is directly responsible for the appointment and oversight of the work of Ernst & Young LLP ("Ernst & Young"), Medical Staffing Network's independent auditors, for the purpose of preparing or issuing an audit report. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the annual report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with Ernst & Young, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of Medical Staffing Network's accounting principles and such other matters as are required to be discussed with the Audit Committee under accounting principles generally accepted in the United States. Ernst & Young reported to the Audit Committee:

  •
  all critical accounting policies and practices to be used;

  •
  all alternative treatments within accounting principles generally accepted in the United States for policies and practices related to material items that were discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by Ernst & Young; and

  •
  other material written communications between Ernst & Young and management.

        In addition, the Audit Committee has discussed with Ernst & Young its independence from management and Medical Staffing Network, including the matters in the written disclosures required by the Independence Standards Board.

        The Audit Committee discussed with Ernst & Young the overall scopes and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their audit, their evaluation of Medical Staffing Network's internal control, and the overall quality of Medical Staffing Network's financial reporting.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 28, 2003 for filing with the Securities and Exchange Commission.

        The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information or report be incorporated by reference into any future filing by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

Thomas E. Timbie Philip A. Incarnati Anne Boykin

  Compensation Committee

        The Compensation Committee of the Board currently consists of Messrs. Hilinski and Wenstrup. During 2003, the Compensation Committee met two times. The Compensation Committee has responsibility for senior officer and director compensation. It has the authority to establish compensation policies and programs, and to grant options and restricted shares under our stock 2001 Stock Incentive Plan. The Board has determined that Messrs. Hilinski and Wenstrup meet the independence standards of the NYSE. The Board of Directors adopted a written charter of the Compensation Committee, which is available to stockholders on our website at www.msnhealth.com.

  Compensation Committee Report

        General.    The Compensation Committee administers Medical Staffing Network's executive compensation. It has structured Medical Staffing Network's compensation program with a view toward ensuring our financial strength, encouraging high levels of growth and maximizing long-term stockholder value. The goal of the Compensation Committee is to establish compensation levels that will enable Medical Staffing Network to attract, motivate, reward and retain qualified executives. The program is designed to focus and direct the energies and efforts of key executives toward achieving specific company, divisional and strategic objectives. The program has three principal components: base salary, discretionary cash bonuses and long-term incentive compensation paid in the form of stock options. In addition, executive officers may elect to participate in Medical Staffing Network's tax-deferred savings plan and other benefit plans generally available to all employees.

        Base Salary.    The current base salaries for Medical Staffing Network's executive officers, including the chief executive officer, were fixed pursuant to written employment agreements. See "—Employment Agreements." Any adjustments in the base salaries of executive officers who are party to an employment agreement, other than the chief executive officer, and the base salaries of executive officers who are not party to an employment agreement, will be determined by the Compensation Committee based upon a combination of data derived from current surveys of compensation levels for similar positions in public companies of comparable size and industry type and a subjective review of the officer's performance by the chief executive officer and the attainment of financial and operational objectives, with no specified weight being given to any of these factors.

        Bonuses.    To reward superior performance and contributions made by key executives, Medical Staffing Network awards discretionary cash bonuses annually based on the achievement of specific financial and operational goals. The relevant goals and the weight assigned to each goal are tailored to each executive officer based upon his or her area of responsibility. For fiscal 2003, Medical Staffing Network's executive officers (other than the chief executive officer) received discretionary cash bonuses ranging from 0% to 21% of their base salaries. Each officer receives a detailed memorandum setting forth the financial and operational goals that must be achieved in order to earn the maximum discretionary cash bonus and the relative weight assigned to each goal. Individual cash incentive awards are determined at the end of the fiscal quarter based upon achievement of the specified financial and operational goals.

        2001 Stock Incentive Plan.    Pursuant to the Company's 2001 Stock Incentive Plan, Medical Staffing Network may award its executive officers and key employees incentive stock options and nonqualified stock options. Grants made since Medical Staffing Network's inception through the end of fiscal 2003 have generally been limited to those made in connection with initial employment or promotion. Under the plan, the Committee may grant option awards and determine the exercise period, exercise price and such other conditions and restrictions as it deems appropriate for each grant. In fiscal 2003, the Committee granted 135,000 options under the plan to executive officers.

        Chief Executive Officer Compensation.    The current base compensation of Robert Adamson, the Company's chief executive officer, was determined in August 2001 pursuant to the terms of his employment agreement with the Company. See "—Employment Agreements." Mr. Adamson's employment agreement provides for an annual base salary of $400,000. In the 2003 fiscal year, Mr. Adamson did not receive a discretionary cash bonus and was not granted any options.

        Deductibility of Executive Compensation.    Under federal income tax law, a public company may not deduct non-performance based compensation in excess of $1.0 million paid to its chief executive officer or any of its four highest paid other executive officers. No executive officer of Medical Staffing Network received in fiscal 2002 non-performance based compensation in excess of this limit, and, at this time, Medical Staffing Network does not expect that any executive officer of the Company will receive compensation in excess of this limit in fiscal 2004. Accordingly, the Compensation Committee did not need to take any action to preserve the deductibility of the compensation paid to its executive officers. The Compensation Committee will continue to monitor this situation, however, and will take appropriate action if it is warranted in the future.

David J. Wenstrup Scott F. Hilinski

  Nominating and Corporate Governance Committee

        In March 2004, the Board formed a Nominating and Corporate Governance Committee. The Nominating Committee consists of Messrs. Hilinski, Incarnati and Wenstrup. The Board has determined that Messrs. Hilinski, Incarnati and Wenstrup meet the independence standards of the NYSE. The Board adopted a written charter of the Nominating Committee, which is available to stockholders on our website at www.msnhealth.com. The Nominating Committee was established after the end of the 2003 fiscal year, and therefore did not meet during the 2003 fiscal year.

        The purposes of the Nominating Committee are to assist the Board in (i) identifying individuals qualified to become members of the Board (consistent with criteria approved by the Board), (ii) selecting or recommending the Board select, the director nominees for the next annual meeting of stockholders, (iii) overseeing the evaluation of the Board and management, (iv) reviewing the corporate governance guidelines and the corporate code of business conduct and ethics and (v) generally advising the Board on corporate governance and related matters.

        The Nominating Committee will identify potential nominees for director with the highest degree of personal and professional integrity. The Nominating Committee will take into account such factors as diversity, experience and skill. Nominees will be evaluated on the basis of their experience, ability and judgment, and will be chosen with the primary goal of ensuring that the entire Board collectively serves the interests of the stockholders. Due consideration will be given to assessing the qualifications of potential nominees and any potential conflicts with Medical Staffing Network's interests. In identifying and recommending director nominees, the Nominating Committee members may take into account such factors as they determine appropriate, including any recommendations made by the chief executive officer and stockholders of the Medical Staffing Network. The Nominating Committee will evaluate candidates recommended by stockholders in the same manner as candidates identified by the chief executive officer or the Nominating Committee. A stockholder wishing to nominate a candidate should do so in accordance with the guidelines set forth under "Additional Information—Stockholder Proposals for 2005 Annual Meeting of Stockholders."

Director Compensation

        We pay our Audit Committee chairman, Mr. Timbie, $5,000 per fiscal quarter and the other members of the Audit Committee, Mr. Incarnati and Dr. Boykin, $2,500 per fiscal quarter. Other than Audit Committee members, we do not compensate our directors for serving on the Board. We do, however, reimburse each member of the Board for out-of-pocket expenses incurred in connection with attending our Board and committee meetings.

Executive Compensation

        The following table sets forth summary information concerning the compensation awarded to or earned by our Chief Executive Officer, our three most highly compensated executive officers and two of our other officers (the "named executive officers") who earned in excess of $100,000 in cash compensation during the year ended December 28, 2003.

Summary Compensation Table

	Annual Compensation					Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus		Other Annual Compensation(1)	Restricted Stock Award(s)	Securities Underlying Options
Robert J. Adamson Chairman and Chief Executive Officer	2003 2002 2001	$400,000 265,590 400,000	$	— — 1,567,081	$86,587 251,094 859,021	— — —	— — 796,076
Greg K. Guckes(2) President and Chief Operating Officer	2003	$188,462		$—	5,363	—	125,000
Kevin S. Little Chief Financial Officer	2003 2002 2001	$259,615 139,697 175,000	$	— — 802,930	$35,809 96,233 330,827	— — —	— — 227,450
Patricia G. Donohoe, RN Chief Nursing Officer and Executive Vice President	2003 2002 2001	$127,885 112,014 175,000	$	— — 609,041	$34,402 94,543 330,827	— — —	— 20,000 —
Judy Johnson, RN(3) Executive Vice President of Eastern U.S. Nurse Per Diem Operations	2003 2002	$119,231 91,557		$25,000 196,696	$4,798 4,125	— —	5,000 14,277
Lynne S. Stacy, RN Executive Vice President of Western U.S. Nurse Per Diem Operations	2003 2002 2001	$158,846 119,594 97,552		$15,161 99,650 237,900	$1,869 1,975 1,856	— — —	5,000 — 60,838

(1)
Represents bonuses paid to Messrs. Adamson and Little, and Ms. Donohoe in the amount of the interest accrued on loans made by us to such persons relating to their purchase of restricted stock from us, plus an amount necessary for such persons to pay taxes due with respect to such bonuses. In addition, amounts include matching 401(k) contributions for all named executive officers above.

(2)
Greg K. Guckes joined Medical Staffing Network in June 2003.

(3)
Judy Johnson joined Medical Staffing Network in December 2001.

Option/SAR Grants in Last Fiscal Year

        The following table sets forth certain information concerning stock options granted during fiscal year 2003 to each of our named executive officers who received grants in 2003.

	Individual Grants
		Percent of Total Options/SARs Granted to Employees in Fiscal Year 2002			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Number of Securities Underlying Options/SARs Granted
Name			Exercise Price Per Share	Expiration Date
					5%	10%
Robert J. Adamson	—	—	—	—	—	—
Greg K. Guckes	125,000	53.0%	$8.00	6/2013	$628,895	$1,593,742
Kevin S. Little	—	—	—	—	—	—
Patricia G. Donohoe, RN	—	—	—	—	—	—
Judy Johnson, RN	5,000	2.1%	10.00	12/2013	31,445	79,687
Lynne S. Stacy, RN	5,000	2.1%	10.00	12/2013	31,445	79,687

(1)
Potential realizable values are net of exercise price, but before taxes associated with exercise. Amounts representing hypothetical gains are those that could be achieved if options are exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission, and do not represent our estimate or projection of the future stock price.

Fiscal Year-End Option Values

        The following table sets forth information concerning the exercise of stock options by our named executive officers during fiscal year 2003 and stock options held by our named executive officers as of December 28, 2003.

			Number of Securities Underlying Unexercised Options/SARs		Value of Unexercised In-the-Money Options/SARs(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert J. Adamson	—	—	530,717	265,359	$2,276,776	$1,138,390
Greg K. Guckes	—	—	—	125,000	—	293,750
Kevin S. Little	—	—	151,633	75,817	650,506	325,255
Patricia G. Donohoe, RN	—	—	5,000	15,000	—	—
Judy Johnson, RN	—	—	6,514	12,763	25,264	27,010
Lynne S. Stacy, RN	—	—	29,729	38,641	154,703	188,550

(1)
The value of each unexercised in-the-money stock option is equal to the difference between the closing price of our Common Stock on the NYSE on December 26, 2003 of $10.35 and the per share exercise price of the stock options.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	1,849,421	$7.48	878,471
Equity compensation plans not approved by security holders(2)	122,640	$2.16	—
Total	1,972,061	$7.16	878,471

(1)
Includes options granted pursuant to our 2001 Stock Incentive Plan.

(2)
Includes options granted pursuant to our Amended and Restated Stock Option Plan, which has been frozen by the Board, such that no further options will be granted thereunder.

Employment Agreements

        On August 20, 2001, we entered into amended and restated employment agreements with Robert J. Adamson, Kevin S. Little and Patricia G. Donohoe, amending and restating their original employment agreements, dated June 1, 1998. Mr. Adamson serves as our Chief Executive Officer, Mr. Little serves as our Chief Financial Officer and Ms. Donohoe serves as our Chief Nursing Officer and Executive Vice President. On June 9, 2003, we entered into an employment agreement with Greg K. Guckes. Mr. Guckes serves as our President and Chief Operating Officer.

        Subject to earlier termination as described below, the employment terms for each of Mr. Adamson and Mr. Little expire on December 26, 2004, while the term for Ms. Donohoe and Mr. Guckes expires on October 26, 2004 and June 9, 2006, respectively; provided that, unless we or Mr. Adamson, Mr. Little, Ms. Donohoe or Mr. Guckes, as the case may be, gives written notice of non-renewal not later than ninety days prior to the end of the term (or any extension of the term), the term will be automatically extended by one additional year.

        The employment agreements provide annual base salaries as follows:

Name of Executive	Annual Base Salary
Robert J. Adamson	$400,000
Greg K. Guckes	$350,000
Kevin S. Little	$275,000
Patricia G. Donohoe	$175,000

        In addition, the employment agreements provide for participation in our bonus incentive pool on terms determined by our Board.

        Each of the above agreements contains the following additional provisions:

        Notwithstanding the employment term described above, the employee's employment will end on the earlier to occur of:

  •
  a termination of employee's employment due to the employee's death or disability,

  •
  a termination by us with or without "cause," as defined in the agreements, and

  •
  a termination by the employee with or without "good reason," as defined in the agreements.

        In the event that the employee's employment terminates for any reason, the employee will receive all accrued but unpaid compensation through the date of such termination.

        In the event that the employee's employment is terminated by us without cause (other than by reason of death or disability), or the employee voluntarily resigns with good reason, in addition to the amounts described in the preceding paragraph, the employee will continue to receive his or her base salary for a period of twelve months following the date of such termination, and to the extent permissible under our health plans, continuation of health benefits during such period.

        If the employee's employment is terminated within twelve months following a "change in control" of Medical Staffing Network, as defined in the agreements, in addition to the payments described in the preceding paragraph, the employee will receive a lump-sum payment equal to two times the sum of the employee's base salary and other compensation provided under the employment agreement. In addition, if at the time of such termination the employee holds any stock options or warrants, we will cash out those options or warrants based upon the spread between the fair market value of the underlying shares and the applicable exercise price, if any. With respect to restricted stock held by the employee, all forfeiture provisions shall be deemed fully met, the shares of restricted stock will be surrendered to us and the employee will receive in return the difference between (x) the fair market value of the shares of restricted stock and (y) the sum of the principal amount and accrued interest on the promissory note payable by the employee in respect of the restricted stock, if any.

        In the event that

  •
  any amount or benefit paid or distributed to the employee pursuant to the employee's employment agreement, taken together with any amounts or benefits otherwise paid or distributed to the employee, are or become subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, or any similar tax that may hereafter be imposed, and

  •
  it would be economically advantageous to the employee to reduce such payments to avoid imposition of an excise tax,

the payments shall be reduced to an amount which maximizes the aggregate present value of such payments without causing such payments to be subject to any excise tax. This reduction will only be made if the net after-tax amount to be received by the employee after giving effect to the reduction will be greater than the net after-tax amount that would be received by the employee without the reduction.

        Following any termination of the employee's employment, the employee will remain subject to certain restrictive covenants, including noncompetition, nonsolicitation and noninterference restrictions for a period of up to three years.

Compensation Committee Interlocks and Insider Participation

        None of our executive officers serve as members of the board of directors or compensation committee of any entity that has an executive officer serving as a member of our Board or Compensation Committee.

Certain Transactions

  Stockholders Agreement

        On October 26, 2001, we entered into a stockholders agreement with Warburg Pincus Private Equity VIII, L.P. and certain of our other stockholders. The provisions of the stockholders agreement terminated upon consummation of our initial public offering on April 23, 2002, except that

  •
  for as long as any investor that is a party to the stockholders agreement beneficially owns at least 20% of our outstanding shares, we are obligated to nominate and use our best efforts to have two individuals designated by that investor elected to the Board; and

  •
  for as long as any investor that is a party to the stockholders agreement beneficially owns at least 10% of our outstanding shares, we are obligated to nominate and use our best efforts to have one individual designated by that investor elected to the Board.

Accordingly, Warburg Pincus has the right under the stockholders agreement to designate two persons to the Board. Currently, the directors designated by Warburg Pincus are Joel Ackerman and David J. Wenstrup.

  Other Transactions

        Anne Boykin, a Class II Director and member of the Audit Committee, is the Dean of the College of Nursing at Florida Atlantic University. During the 2003 fiscal year, we paid approximately $0.1 million in donations to the Florida Atlantic University Foundation to support the University's center for nursing.

        Philip Incarnati, a Class II Director and member of the Audit Committee, is the chief executive officer of a healthcare delivery system that utilizes our staffing services in the ordinary course of business. During the 2003 fiscal year, we billed approximately $2.2 million for these services.

Compliance with Section 16(a) of the Exchange Act

        Section 16(a) of the Securities Exchange Act of 1934 requires Medical Staffing Network's directors, officers and beneficial owners of more than ten percent of our outstanding Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. We believe that, during the year ended December 28, 2003, all of our directors and executive officers, as well as beneficial owners of more than ten percent of our outstanding Common Stock, complied with the Section 16(a) filing requirements.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics (the "Code") that applies to all of Medical Staffing Network's directors, officers and employees, including our chief executive officer and chief financial officer. The Code is available on our website at www.msnhealth.com.

Performance Graph

Comparison of Cumulative Total Stockholder Return
Value of a $100 Investment on April 17, 2002

        The cumulative total stock holder returns is shown for Medical Staffing Network, the S&P 500 and a Peer Group assuming an investment of $100 on April 17, 2002, the date of our initial public offering. The Peer Group is comprised of AMN Healthcare Services, Inc., and Cross Country, Inc., each a company operating in the medical staffing industry and having a comparable market capitalization to Medical Staffing Network.

Principal Stockholders

        The table below sets forth information regarding beneficial ownership of our common stock as of April 19, 2004 for each stockholder who we know beneficially owns more than 5% of our outstanding shares of common stock, each of our directors, each of our named executive officers, and all of our directors and executive officers as a group.

Name of Beneficial Owner	Shares Subject to Options	Total Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned
Warburg Pincus Private Equity VIII, L.P.(1)(2)	—	14,453,136	47.8%
Nautic Partners V, LP(3)	—	3,022,016	10.0%
Robert J. Adamson(4)	530,717	935,668	4.8%
Greg K. Guckes(5)	—	15	*
Kevin S. Little(6)	151,633	355,508	1.7%
Patricia G. Donohoe, RN(7)	5,000	347,730	1.2%
Judy Johnson, RN	6,514	—	*
Lynne S. Stacy, RN	33,641	—	*
Joel Ackerman(1)(2)	—	14,453,136	47.8%
David J. Wenstrup(1)(2)	—	14,453,136	47.8%
Scott F. Hilinski(3)	—	2,014,677	6.7%
Thomas E. Timbie	8,333	—	*
Anne Boykin, PhD, RN	8,333	—	*
Philip A. Incarnati	8,333	—	*
C. Daryl Hollis	—	200	*
Artisan Partners Limited Partnership(8)	—	1,585,900	5.3%
All directors and executive officers as a group (13 persons)	752,504	18,106,919	60.9%

*
Less than one percent of the outstanding shares of common stock.

(1)
The stockholder is Warburg Pincus Private Equity VIII, L.P., including three related limited partnerships ("WP VIII"). Warburg, Pincus & Co. ("WP") is the sole general partner of each of these entities. WP VIII is managed by Warburg Pincus LLC ("WP LLC"). The address of the Warburg Pincus entities is 466 Lexington Avenue, New York, New York 10017.

(2)
Messrs. Ackerman and Wenstrup, directors of Medical Staffing Network, are general partners of WP and managing directors and members of WP LLC. All shares indicated as owned by Messrs. Ackerman and Wenstrup are included because of their affiliation with the Warburg Pincus entities. Neither Mr. Ackerman nor Mr. Wenstrup owns any shares individually and each disclaims beneficial ownership of all shares owned by the Warburg Pincus entities. Their address is c/o Warburg Pincus LLC, 466 Lexington Avenue, New York, NY 10017. See Note 1 above.

(3)
The total shares listed under Nautic Partners V, LP ("NP5"), formerly known as Navis Partners V, LP, consist of shares held by NP5 and the following entities: Fleet Equity Partners VI, LP ("FEP6"), Fleet Venture Resources, Inc. ("FVR"), Kennedy Plaza Partners III, LLC ("KPP3"), Chisholm Partners IV, LP ("CP4"), and Kennedy Plaza Partners II, LLC ("KPP2"). These entities and certain persons affiliated with them may be deemed to be a group within the meaning of Section 13(d)(3). Mr. Scott Hilinski, who may be deemed to share beneficial ownership of some of these shares, is a director of Medical Staffing Network. The address of NP5 is 50 Kennedy Plaza, Providence, RI 02903. By virtue of an agreement dated June 30, 2000, among FleetBoston Financial Corporation ("FBF") and certain other parties thereto (the "Management Agreement") FBF delegated voting and investment power over certain of the shares to certain persons and entities named therein who are affiliated with the shareholder entities named above. Certain of such persons and entities granted Mr. Hilinski a power of attorney to execute such voting and investment power on their behalf. Pursuant to the Management Agreement, Silverado IV Corp. ("S4C") was given sole voting and investment power over the 135,989 shares owned by FEP6. SC4, and the persons who control SC4, Robert M. Van Degna and Habib Y. Gorgi, may be deemed to share beneficial ownership of the shares held by FEP6. Mr. Hilinski is a Vice President of S4C but does not exercise voting and or management control of the shares held by FEP6 and is not deemed to have beneficial ownership of these shares. Mr. Hilinski is a Managing Director of Nautic Management V, LP ("NM5"), formerly known as Navis Management V, LP, the General Partner of NP5 and Manager of KPP3. NP5 owns 2,012,663 shares. Mr. Hilinski, NM5 and the persons who control NM5, Mr. Van Degna, Mr. Gorgi, Riordon B. Smith, Bernard V. Buonanno, III, Gregory M. Barr, and Michael W. Joe, may be deemed to share beneficial ownership of the shares held by NP5. KPP3 owns 2,014 shares. Mr. Hilinski, NM5 and the persons who control NM5, Mr. Van Degna, Mr. Gorgi, Mr. Smith, Mr. Buonanno, III, Mr. Barr, and Mr. Joe, may be deemed to share beneficial ownership of the shares held by KPP3. CP4 owns 537,414 shares. Chisholm Management IV, LP and the persons who control Chisholm Management IV, LP, Mr. Van Degna, Mr. Gorgi, Mr. Smith, Mr. Buonanno, III, Mr. Barr, and Mr. Joe, may be deemed to share beneficial ownership of the shares held by CP4. Mr. Hilinski is a Principal of Chisholm Management IV, LP, but does not exercise voting and or investment control of the shares held by CP4 and is not deemed to have beneficial ownership of these shares. KPP2 owns 16,624 shares. Chisholm Management IV, LP and the persons who control Chisholm Management IV, LP, Mr. Van Degna, Mr. Gorgi, Mr. Smith, Mr. Buonanno, III, Mr. Barr, and Mr. Joe, may be deemed to share beneficial ownership of the shares held by KPP2. Mr. Hilinski is a Principal of Chisholm Management IV, LP, but does not exercise voting and or investment control of the shares held by KPP2 and is not deemed to have beneficial ownership of these shares. FVR holds 317,312 shares that were obtained as part of a co-investment arrangement with CP4 under the Management Agreement. Mr. Van Degna and Mr. Gorgi may be deemed to share beneficial ownership of the shares held by FVR by virtue of the Management Agreement and the power of attorney described above. Mr. Hilinski does not exercise voting and or management control of the shares held by FVR and is not deemed to have beneficial ownership of these shares. The shares indicated as owned by the aforementioned entities are included due to the Management Agreement, Mr. Hilinski's affiliation with each such entity, or each such entity's affiliation with one or more other named shareholder entities or persons who exercise control over such entities. Each of Mr. Hilinski, Mr. Van Degna, Mr. Gorgi, Mr. Smith, Mr. Buonanno, III, Mr. Barr, and Mr. Joe disclaim beneficial ownership of all shares held by FEP6, FVR, CP4, KPP2, NP5 and KPP3, except for their pecuniary interest therein. Each aforementioned entity disclaims beneficial ownership of all shares not owned by it other than its pecuniary interests therein.

(4)
The total shares listed for Robert J. Adamson include shares held by Mr. Adamson and the following entities: RJA Holdings Limited Partnership ("RJA Holdings") and RJA Capital Limited Partnership ("RJA Capital"). As President of the General Partner of RJA Holdings and RJA Capital, Mr. Adamson is deemed to beneficially own the 31,295 shares held by RJA Holdings and the 903,194 shares held by RJA Capital. Of the 903,194 shares held by RJA Capital, 540,000 shares have been pledged pursuant to a variable forward sale contract that will mature in 2006.

(5)
Includes 15 shares held by a custodian for the benefit of Mr. Guckes' son, as to which shares Mr. Guckes disclaims beneficial ownership.

(6)
The total shares listed for Kevin S. Little include shares held by Mr. Little and KSL Capital Limited Partnership ("KSL Capital"). As President of the General Partner of KSL Capital, Mr. Little is deemed to beneficially own the 355,059 shares held by KSL Capital.

(7)
Includes 175,000 shares that have been pledged pursuant to a variable forward sale contract that will mature in 2006.

(8)
The stockholder is Artisan Partners Limited Partnership ("APLP"), including Artisan Investment Corporation ("Artisan Corp."), the general partner of APLP, Andrew A. Ziegler and Carlene Murphy Ziegler. Mr. Ziegler and Ms. Ziegler are the principal shareholders of Artisan Corp. The address for all parties is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. All information for these parties has been derived from the Schedule 13G that was filed with the Securities and Exchange Commission on January 23, 2004.

INDEPENDENT PUBLIC ACCOUNTANTS

General

        We have not yet selected an accounting firm to perform an independent audit for the 2004 fiscal year, because our Board generally makes this selection later in the calendar year. Ernst & Young served as our principal accountant for the 2003 fiscal year. Representatives of Ernst & Young are expected to attend the Annual Meeting and will have the opportunity to make a statement and are expected to be available to answer appropriate questions.

Audit Fees

        Fees for professional services provided in connection with the audit of our annual financial statements and the review of our financial statements included in our Forms 10-Q were $291,500 (of which an aggregate amount of $165,000 had been billed through December 28, 2003) for the 2003 fiscal year and $213,000 (of which an aggregate amount of $95,000 had been billed through December 29, 2002) for the 2002 fiscal year.

Audit-Related Fees

        Ernst & Young billed us an aggregate of $107,000 in fees for audit-related services rendered during the 2003 fiscal year relating to our employee benefit plan audit, filings with the Securities and Exchange Commission, consultation services with respect to Section 404 of the Sarbanes-Oxley Act of 2002 and due diligence in connection with proposed and consummated acquisitions. Ernst & Young billed us an aggregate of $1,167,000 in fees for audit-related services rendered during the 2002 fiscal year relating to our initial public offering, filings with the Securities and Exchange Commission, and audits and due diligence in connection with proposed and consummated acquisitions.

Tax Fees

        Total fees for tax services rendered to Medical Staffing Network were $233,000 for the 2003 fiscal year, of which $180,000 related to tax planning and consulting and $53,000 related to tax advice and compliance. Total fees for the 2002 fiscal year was $67,000 and related solely to tax advice and compliance.

Financial Information Systems Design and Implementation Fees

        Ernst & Young did not render any professional services to us relating to the design and implementation of our financial information systems during the 2003 fiscal year.

All Other Fees

        During the 2003 fiscal year, Ernst & Young provided $2,000 of services to us other than those in the categories noted above and 100% of the services were approved by the Audit Committee. During the 2002 fiscal year, Ernst & Young did not provide any services to us other than those in the categories noted above.

        The Audit Committee approves in advance all audit and non-audit services performed by our independent auditors. There are no other specific policies or procedures relating to the pre-approval of services performed by our independent auditors. The Audit Committee considered whether, and is satisfied that, the provision of these services by Ernst & Young is compatible with maintaining Ernst & Young's independence.

ADDITIONAL INFORMATION

Other Action at the Annual Meeting

        A copy of our Annual Report to Stockholders for the year ended December 28, 2003, including financial statements for the year ended December 28, 2003 and the auditors' report thereon, is included with this Proxy Statement. The financial statements and auditors' report will be formally laid before the Annual Meeting, but no stockholder action is required thereon.

        As of the date of this Proxy Statement, we have no knowledge of any business, other than that which we have described in this Proxy Statement that will be presented for consideration at the Annual Meeting. In the event any other business is properly presented at the Annual Meeting, it is intended that the persons named in the accompanying proxy will have authority to vote such proxy in accordance with their judgment on such business.

Stockholder Proposals for 2005 Annual Meeting of Stockholders

        Stockholder proposals must be received in writing by the Secretary of Medical Staffing Network no later than December 26, 2004 and must comply with the requirements of the Securities and Exchange Commission and our bylaws in order to be considered for inclusion in our proxy statement and form of proxy relating to the annual meeting of our stockholders to be held in 2005. Such proposals should be directed to the attention of the Secretary, Medical Staffing Network Holdings, Inc., 901 Yamato Road, Suite 110, Boca Raton, Florida 33431. Stockholders who intend to nominate persons for election as directors at our annual meetings must comply with the advance notice procedures and other provisions set forth in our bylaws in order for such nominations to be properly brought before the 2005 Annual Meeting. These provisions require, among other things, that written notice by a stockholder be received by the Secretary of Medical Staffing Network not less than 60 days nor more than 90 days prior to the first anniversary of the Annual Meeting.

        If a stockholder proposal is introduced in the 2005 Annual Meeting of Stockholders without any discussion of the proposal in our proxy statement, and the stockholder does not notify us on or before April 25, 2005, as required by Rule 14a-4(c)(1) of the Securities Exchange Act of 1934, of the intent to raise such proposal at the Annual Meeting of Stockholders, then proxies received by us for the 2005 Annual Meeting will be voted by the persons named as such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the above address.

By order of the Board of Directors,

Kevin S. Little Secretary

Boca Raton, Florida
April 26, 2004

APPENDIX A

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
OF
MEDICAL STAFFING NETWORK HOLDINGS, INC.

February 20, 2004

Board of Directors

        The Board of Directors (the "Board") of Medical Staffing Network Holdings, Inc. (the "Company") hereby amends and restates the charter of the Board's Audit Committee (the "Committee"), providing the Committee with authority, responsibility, and specific powers as described below.

Purpose

        The purpose of the Committee is to oversee the broad range of issues surrounding the accounting and financial reporting processes of the Company and its subsidiaries and audits of the financial statements of the Company and its subsidiaries. The Committee's primary focus will be: (1) to assist the Board in monitoring (a) the integrity of the financial statements of the Company and its subsidiaries, (b) the compliance by the Company and its subsidiaries with legal and regulatory requirements, (c) the independent auditor's qualifications and independence, and (d) the performance of the Company's internal audit function and independent auditors; and (2) to prepare the audit committee report that the United States Securities and Exchange Commission (the "SEC") rules require be included in the Company's annual proxy statement.

Organization

        The Company's Bylaws (the "Bylaws") and this charter (the "Charter") govern the operation of the Committee; in the event of a conflict, the terms of the Bylaws shall govern. The Committee shall provide a medium within the Company for consideration of matters relating to any audit issues. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered accounting firm engaged for the purpose of performing any audit, review or attest services and shall deal directly with such accounting firm. At its sole discretion, the Committee has the power to retain outside legal, accounting and financial consultants or other advisors or to delegate to subcommittees to assist it in its activities to the extent permitted by the SEC and the New York Stock Exchange (the "NYSE"). The fees and expenses of such consultants and advisors shall be borne by the Company.

Membership

        The members of the Committee shall be appointed by the Board and shall consist of three (3) or more independent directors, as the Board may determine from time to time, of the Company's Board and shall serve until their successors are duly elected and qualified. Each Committee member may receive his or her director fee in cash and/or Company stock or options or other in-kind consideration. Committee members shall not be affiliated with the Company or any of its subsidiaries or receive any fees paid directly or indirectly for services as a consultant or financial advisor regardless of amount from the Company or any of its subsidiaries. This includes payments to any firm of which a Committee member is an executive officer, partner, member, principal or designee (but does not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service). Each Committee member shall meet the independence requirements of the SEC and NYSE.

Composition

        All members of the Committee shall be financially literate, or must become financially literate within a reasonable period of time after his or her appointment to the Committee, as required by the NYSE. "Financial Literacy" shall be determined by the Board in the exercise of its business judgment, and shall include a working knowledge of skills and competencies that the Board will need for the Company to be successful in the future. Committee members, if they or the Board deem it appropriate, may enhance their understanding of their duties by participating in educational programs conducted by the Company or an outside consultant or firm.

        At least one member of the Committee must have accounting or financial management expertise. The Board has determined that a person who qualifies as a "financial expert" as set forth by the SEC has such accounting or related financial management expertise. A "financial expert" is a person who has the following attributes: (1) an understanding of generally accepted accounting principles and financial statements; (2) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal control over financial reporting; and (5) an understanding of audit committee functions. A person must have acquired such attributes through one of more of the following: (a) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions; (b) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions; (c) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (d) other relevant experience.

Minutes

        The Committee shall maintain and submit to the Board copies of minutes of each meeting of the Committee, and each written consent to action taken without a meeting, reflecting the actions so authorized or taken by the Committee since the preceding meeting of the Board. A copy of the minutes of each meeting shall be placed in the Corporation's minute book.

Charter Amendment

        Any member of the Committee may submit proposed Charter amendments to the Board. The Board shall circulate any proposed charter amendment(s) to members of the Committee immediately upon receipt. By a majority vote, the Board may approve the amendments to the Charter.

Meetings

        The Committee shall hold such regular meetings as may be necessary or advisable, but no less frequently than quarterly, and special meetings as may be called by the Committee's chairperson. The presence in person or by telephone of a majority of the Committee's members shall constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of its members present at a meeting of the Committee at which a quorum is present.

        The Committee chairperson should consult with management in the process of establishing agendas for Committee meetings.

Duties and Responsibilities

        The Committee's policies and procedures shall remain flexible in order to best react to changing conditions and to help ensure that the Company's accounting and reporting practices are consistent with applicable legal requirements and are of the highest quality. The Committee shall:

          (1)   Select, appoint, retain, dismiss and oversee the work of the Company's independent auditors;

          (2)   Pre-approve the retention of the Company's independent auditors for any non-audit services;

          (3)   Pre-approve appropriate funding for payment of (a) compensation to the Company's independent auditors for the purpose of rendering audit and non-audit services, (b) compensation to any advisors employed by the Committee and (c) ordinary administrative expenses necessary to carry out its duties. The Committee may delegate the duty to pre-approve any such payment to any member of the Committee provided that the decisions of such member to grant pre-approvals shall be presented to the full Committee for ratification;

          (4)   Approve all related party transactions entered into by the Company with any of the Company's directors or executive officers;

          (5)   Ensure audit partner rotation if the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has performed audit services for the Company in each of the Company's five previous fiscal years;

          (6)   Review and reassess the adequacy of the Charter annually and recommend any proposed changes to the Board for approval;

          (7)   Review, evaluate and reassess the performance of the Committee annually and discuss such annual performance evaluation with the Board;

          (8)   Review the Company's annual audited financial statements and quarterly unaudited financial statements with the Company's management and independent auditors;

          (9)   Review the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's periodic reports and registration statements filed with the SEC;

          (10) Review and discuss with the Company's management and independent auditors the Company's quarterly earnings press releases (paying particular attention to any use of "Pro Forma," or "Adjusted" non-GAAP, information) and earnings guidance provided that the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance;

          (11) Review and discuss generally with the Company's management and independent auditors the type of other financial information provided to analysts and rating agencies, provided that the Committee need not discuss such other financial information before it is provided to analysts and rating agencies;

          (12) Review any major changes to the Company's auditing and accounting principles and practices as suggested by the Company's management or independent auditors;

          (13) At least annually, obtain and review a report by the Company's independent auditors describing:

            (a)   the auditors' internal quality-control procedures;

            (b)   any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and

            (c)   all relationships between the independent auditor and the Company (to assess the auditor's independence);

          (14) Review and receive periodic reports (as well as the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 as may be modified or supplemented) from the Company's independent auditors regarding the auditor's qualifications, performance, independence and their registration with the SEC; discuss such materials with the auditor; after receipt of the annual report provided by the independent auditors discussed above in Section 13, present its conclusions with respect to the independent auditor to the full Board; and, if so determined by the Committee, recommend that the Board take appropriate action to insure the independence of the auditors and continued registration with the SEC;

          (15) Meet regularly with the Board and review with the Company's management any legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies;

          (16) Review with the Company's independent auditors any problems or difficulties the auditor may have encountered and any management letter provided (or intended to be provided) by the auditor and the Company's response, including:

            (a)   any difficulties encountered in the course of the audit work, including any restrictions on the scope of the activities or access to required information;

            (b)   any changes required in the planned scope of the external audit;

            (c)   any disagreements with management;

            (d)   any material written communications between the independent auditors and the Company's management, such as any management letter or schedule of unadjusted differences; and

            (e)   any accounting adjustments that were proposed by the Company's independent auditors but were "passed" (as immaterial or otherwise), any material communications between the audit team and the independent auditors' national office respecting auditing or accounting issues presented by the engagement;

          (17) Review and discuss with the Company's independent auditors, the responsibilities, budget and staffing of the Company's internal audit function;

          (18) Review and discuss with the Board any issues that arise with respect to the quality or integrity of the performance of the Company's internal audit function;

          (19) Review annually with the Company's management and independent auditors:

            (a)   analyses prepared by the Company's management and/or independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting period methods on financial statements; and

            (b)   the effect of regulatory and accounting initiatives, as well as review and approve any off-balance sheet structures on the Company's financial statements;

          (20) Review annually major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls, and any special audit steps adopted in light of control deficiencies;

          (21) Review the audit report provided by the Company's independent auditors, which should include:

            (a)   all critical accounting policies and practices used; and

            (b)   all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

          (22) Review any failures of the Company's financial reporting controls;

          (23) Meet periodically with the Company's management and independent auditors in separate sessions to review the Company's policies with respect to major risk exposures and the steps management has taken to monitor and control such exposures;

          (24) Meet periodically with the Company's management, the independent auditors and the personnel or third party responsible for the internal audit function in separate sessions to encourage entirely frank discussions with the Committee, including without limitation, discussions regarding the Company's financial reporting control procedures, the quality of the Company's financial reporting and the adequacy and competency of the Company's financial management;

          (25) Meet and discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit of the Company's annual financial statements and the matters required to be discussed relating to the conduct of the review of the Company's quarterly financial statements;

          (26) Meet and discuss with the internal auditors (or other personnel or independent third party responsible for the internal audit function) the Company's risk management processes and systems of internal control;

          (27) Establish procedures for:

            (a)   the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

            (b)   the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

          (28) Obtain assurance from the Company's independent auditor that it has notified the Committee of any failure of which the independent auditor is aware of the Company to comply with applicable legal requirements;

          (29) Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with any code of business conduct adopted by the Committee from time to time;

          (30) Set clear hiring policies for employees or former employees of the independent auditors so as to avoid any conflict of interest under the rules and regulations set forth by the SEC and the NYSE;

          (31) Meet regularly with the Board to effect the Committee's purpose noted above; and

          (32) Do every other act incidental to, arising out of or in connection with, or otherwise related to, the authority granted to the Committee hereby or the carrying out of the Committee's duties and responsibilities hereunder.

Limitation of Committee's Role

        While the Committee has the authority, powers, and responsibilities set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable legal, accounting, and other requirements. These are the responsibilities of the Company's management and the independent auditor.

*************

MEDICAL STAFFING NETWORK HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby revokes all prior proxies and appoints Robert J. Adamson and Kevin S. Little, and each of them, as proxies with full power of substitution, to vote on behalf of the undersigned the same number of shares of Common Stock, par value $0.01 per share, of Medical Staffing Network Holdings, Inc. which the undersigned is then entitled to vote, at the Annual Meeting of Stockholders to be held on Tuesday, June 15, 2004 at 12:00 p.m., local time, at the Renaissance Boca Raton Hotel, 2000 N.W. 19th Street, Boca Raton, Florida 33431, and at any postponements or adjournments thereof, on any matter properly coming before the meeting and specifically the matters described on the reverse side hereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

MEDICAL STAFFING NETWORK HOLDINGS, INC.

June 15, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.
To elect Class III directors to serve until our 2007 Annual Meeting.

☐	FOR ALL NOMINEES	NOMINEES
() Robert J. Adamson () David J. Wenstrup
☐	WITHHOLD AUTHORITY	() C. Daryl Hollis
FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

This proxy will be voted as specified. If no specification is made, it will be voted FOR the proposals listed above and at the discretion of the proxy holders on any other matters that may properly come before the meeting or any postponements or adjournments thereof.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ()

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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SOLICITATION AND REVOCATION
BOARD NOMINEES PROPOSAL
Option/SAR Grants in Last Fiscal Year
Fiscal Year-End Option Values
Equity Compensation Plan Information
INDEPENDENT PUBLIC ACCOUNTANTS
ADDITIONAL INFORMATION
AMENDED AND RESTATED AUDIT COMMITTEE CHARTER OF MEDICAL STAFFING NETWORK HOLDINGS, INC. February 20, 2004